UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 17, 2009

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 21, 2009, BB&T Corporation (the “Company”) issued and sold an aggregate 38,461,538 shares (the “Shares”) of its common stock, par value $5.00 per share (the “Common Stock”), in a public offering pursuant to an underwriting agreement, dated August 17, 2009 (the “Underwriting Agreement”), between the Company, on the one hand, and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the underwriters named therein, on the other hand (collectively, the “Underwriters”). The Shares include 5,011,538 shares of Common Stock that were subject to an option (the “Option”) granted by the Company to the Underwriters pursuant to the Underwriting Agreement, which Option was exercised by the Underwriters on August 18, 2009. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The net proceeds of the offering, after underwriting discounts and commissions, were $962,499,988.

Pursuant to the Underwriting Agreement, certain directors and executive officers of the Company entered into agreements in substantially the form included in the Underwriting Agreement providing for a 90-day “lock-up” period with respect to sales of specified securities, subject to certain exceptions.

The Shares were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-152543), filed July 25, 2008 (the “Registration Statement”). The issuance and sale of the Shares are described in the Company’s Prospectus dated July 25, 2008, constituting a part of the Registration Statement, as supplemented by a Prospectus Supplement dated August 17, 2009.

ITEM 8.01.	Other Events.

On August 18, 2009, the Company issued a press release announcing the pricing of the offering of the Shares, a copy of which has been attached as Exhibit 99.1 to this Current Report and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated August 17, 2009, between BB&T Corporation, and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II thereto.

99.1	Press release announcing the pricing of the offering of the Shares, dated August 18, 2009.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION (Registrant)

By:	/s/ Frances B. Jones
Frances B. Jones
Executive Vice President, General Counsel, Corporate Secretary and Chief Corporate Governance Officer

Date: August 21, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated August 17, 2009, between BB&T Corporation, and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as representatives of the several underwriters named in Schedule II thereto.

99.1	Press release announcing the pricing of the offering of the Shares, dated August 18, 2009.